UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☒ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

THE ROXBURY FUNDS
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The Roxbury Funds

The Roxbury Small-Cap Growth Fund

March [    ], 2013

Dear Shareholder:

We are writing to inform you of an upcoming Special Meeting of Shareholders (the “Meeting”) of The Roxbury Small-Cap Growth Fund (the “Fund”) of The Roxbury Funds (the “Trust”) to be held on April 30, 2013, at 11:00 a.m. Central Time at the offices of Roxbury Capital Management, LLC, 6001 Shady Oak Road, Suite 200, Minnetonka, Minnesota 55343.  At the Meeting, shareholders of the Fund will be asked to vote on the following important proposal:

•                  Approval of an investment sub-advisory agreement between the Fund’s investment adviser, Roxbury Capital Management, LLC (“Roxbury” or the “Adviser”), and Hood River Capital Management LLC (“Hood River”) with respect to the Fund.

As discussed in more detail in the enclosed Proxy Statement, the Fund is currently managed by portfolio managers located in Roxbury’s Portland, Oregon, office.  Those portfolio managers, with the full approval and financial support of Roxbury, have formed Hood River, a new asset management firm that is registered as an investment adviser with the Securities and Exchange Commission (the “Transaction”).  Roxbury owns an approximate 35% interest in Hood River.

At a regular meeting of the Board of Trustees of the Trust held on December 13, 2012, Roxbury recommended that Hood River be appointed as sub-adviser to the Fund.  At that meeting, a proposed investment sub-advisory agreement (the “Sub-Advisory Agreement”) between Roxbury and Hood River was approved by a majority of the members of the Board of Trustees of the Trust, as well as by a majority of those members of the Board of Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of any party to the Sub-Advisory Agreement (the “Independent Trustees”).

Approval of the Sub-Advisory Agreement will not result in any change in the amount of fees you pay as a shareholder in the Fund.  In addition, the personnel currently providing services to the Fund are not expected to change as a result of the Transaction.  The Trust’s Board of Trustees believes that the proposal is in the best interest of the Fund and its shareholders.

If shareholders of the Fund approve the Sub-Advisory Agreement, the name of the Fund will be changed to the Roxbury/Hood River Small-Cap Growth Fund.

The following are important facts about the Sub-Advisory Agreement:

•  The number of shares you own and the value of those shares are not affected.

•  The advisory fees applicable to the Fund have not increased.

•  The investment objective and policies of the Fund have not changed.

The question and answer section that begins on the front cover of the enclosed Proxy Statement discusses the proposal, which requires shareholder approval.  The Proxy Statement itself provides greater detail about the proposal, why it is being made and how it applies to the Fund.  The Trust’s Board of Trustees recommends that you read the enclosed materials carefully and vote in favor of the proposal.

You may choose one of the following options to vote:

•  Mail: Complete and return the enclosed proxy card(s).

•  In person: Attend the Meeting on April 30, 2013.

To speak to a representative of the Fund, please call 1-877-725-4432.

IMPORTANT — WE NEED YOUR PROXY VOTE IMMEDIATELY

Your vote is very important to us.  Whichever method you choose, please be sure to cast your vote as soon as possible.  Even if you plan to attend the Meeting, you can vote in advance by completing and returning the enclosed proxy card(s).

If we do not hear from you, representatives of the Trust or Roxbury may contact you.  Thank you for your response and for your continued investment with the Fund.

Respectfully,

Brian C. Beh
President

IMPORTANT INFORMATION
FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the matter affecting the Fund that requires a shareholder vote.

Questions & Answers

Q.  Why am I receiving this proxy statement?

A.  On December 13, 2012 the Board of Trustees (the “Board”) of The Roxbury Funds (the “Trust”) approved an investment sub-advisory agreement (the “Sub-Advisory Agreement”) between Roxbury Capital Management, LLC (“Roxbury” or the “Adviser”) and Hood River Capital Management LLC (“Hood River”) providing for the appointment of Hood River as the sub-advisor to the Fund.  Shareholders of the Fund are being asked to approve the Sub-Advisory Agreement.

Q.  What will happen if shareholders do not approve the Sub-Advisory Agreement?

A.  If the Fund’s shareholders approve the Sub-Advisory Agreement, Hood River will serve as the Fund’s sub-adviser under the proposed Sub-Advisory Agreement and Roxbury will continue to serve as the Fund’s adviser.  If the proposed Sub-Advisory Agreement is not approved by the Fund’s shareholders, Roxbury will consider other alternatives, including the possible recommendation of another sub-adviser.

Q.  Why is a sub-adviser being proposed?

A.  The Fund is currently managed by portfolio managers in Roxbury’s Portland, Oregon, office.  Those portfolio managers, Robert C. Marvin, Brian P. Smoluch and David G. Swank, with the full approval and financial support of Roxbury, have formed Hood River, a new asset management firm that is registered as an investment adviser with the Securities and Exchange Commission.  It is expected that the Fund’s portfolio management team described above will continue to manage the Fund as supervised persons of Roxbury until such time as the Sub-Advisory Agreement is approved by shareholders of the Fund.

Q.  How will the Sub-Advisory Agreement affect the Fund?

A.  The Fund and its investment objective and policies will not change as a result of the Sub-Advisory Agreement.  The portfolio management team that currently manages the Fund will continue to manage the Fund following approval of the Sub-Advisory Agreement.  You will still own the same number of shares in the same Fund and the value of your investment in the Fund will not change.  The name of the Fund will be changed to the Roxbury/Hood River Small-Cap Growth Fund.

Q.  Will the investment advisory fee rate be the same upon approval of the Sub-Advisory Agreement?

A.  Yes, the investment advisory fee rate applicable to the Fund under the Advisory Agreement will be the same as the rate in effect prior to the approval of the Sub-Advisory Agreement.  Pursuant to the Sub-Advisory Agreement, Hood River will be compensated by Roxbury out of the advisory fees Roxbury receives from the Fund.  Roxbury owns an approximate 35% interest in Hood River and is entitled to receive a portion of Hood River’s revenue after certain expenses.

Q.  How does the Trust’s Board of Trustees recommend that I vote?

A.  After careful consideration, the members of the Trust’s Board of Trustees, including all of the Independent Trustees, recommend that you vote in favor of the Sub-Advisory Agreement.  The reasons for the recommendation are discussed in more detail in the enclosed Proxy Statement under “Board Approval and Recommendation.”

Q.  Will the Fund pay for the proxy solicitation and related legal costs?

A.  No. The Adviser has agreed to bear these costs.

Q.  When and where will the shareholders’ meeting be held?

A.  The shareholders’ meeting will be held at the offices of the Adviser, 6001 Shady Oak Road, Suite 200, Minnetonka, Minnesota 55343 on April 30, 2013, at 11:00 a.m., Central Time.

Q.  Do I have to attend the shareholders’ meeting in order to vote my shares?

A.  No.  You can simply mail in the enclosed proxy card(s) to vote your shares.

Q.  How can I vote my shares?

A.  You may choose from one of the following options, as described in more detail on the enclosed proxy card(s):

•  By mail, using the enclosed proxy card(s) and return envelope; or

•  In person at the shareholder meeting.

Q.  Whom should I call for additional information or if I have any questions about the enclosed Proxy Statement?

A.  Please call the Fund at 1-877-725-4432.

THE ROXBURY FUNDS

6001 SHADY OAK ROAD, SUITE 200

MINNETONKA, MINNESOTA 55343

ROXBURY SMALL-CAP GROWTH FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the Roxbury Small-Cap Growth Fund (the “Fund”) of The Roxbury Funds (the “Trust”) will be held at the offices of Roxbury Capital Management, LLC, 6001 Shady Oak Road, Suite 200, Minnetonka, Minnesota 55343 on April 30, 2013, at 11:00 a.m., Central Time, for the following purpose and to transact such other business, if any, as may properly come before the Meeting:

PROPOSAL:  Approval of an investment sub-advisory agreement (“Sub-Advisory Agreement”) between the Fund’s investment adviser, Roxbury Capital Management, LLC (“Roxbury” or the “Adviser”) and Hood River Capital Management LLC (“Hood River”) with respect to the Fund.

The Trust’s Board of Trustees recommends that shareholders vote FOR this proposal (the “Proposal”).

Holders of record of shares of the Fund at the close of business on March 1, 2013 are entitled to vote at the Meeting and at any adjournments or postponements thereof.  Shareholders are entitled to one vote for each share held and each fractional share is entitled to a proportionate fractional vote.

In the event that the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Meeting to permit the further solicitation of proxies with respect to such proposal.  Any such adjournment will require the affirmative vote of a majority of those shares of the Fund that are represented at the Meeting in person or by proxy.  The persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such adjournments, and will vote those proxies required to be voted AGAINST the proposal against any such adjournment.  The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

By Order of the Board of Trustees,

Brian C. Beh
President

Minnetonka, Minnesota
March     , 2013

IMPORTANT— WE NEED YOUR PROXY VOTE IMMEDIATELY

A shareholder may think that his or her vote is not important, but it is vital.  We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage if mailed in the United States.  Your prompt return of the enclosed proxy card (or your voting by other available means) may save the necessity of further solicitations.  If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so.

Important Notice Regarding Availability of Proxy Statement

for the Shareholder Meeting to be Held on April 30, 2013.

This Proxy Statement is available on the Internet at www.RoxburyFunds.com.

[March     , 2013]

The Roxbury Funds

6001 Shady Oak Road, Suite 200

Minnetonka, Minnesota 55343

Roxbury Small-Cap Growth Fund

PROXY STATEMENT

This Proxy Statement is solicited by the Board of Trustees of The Roxbury Funds (the “Trust”) for voting at a Special Meeting of Shareholders (the “Meeting”) of the Roxbury Small-Cap Growth Fund (the “Fund”) to be held on April 30, 2013, at 11:00 a.m., Central Time, at the offices of Roxbury Capital Management, LLC (“Roxbury” or the “Adviser”), 6001 Shady Oak Road, Suite 200, Minnetonka, Minnesota 55343.  The Trust is an open-end management investment company, organized as a Delaware statutory trust, and the Fund is a separate investment portfolio, or series, of the Trust.  As used in this Proxy Statement, the Fund’s shares are referred to as “Shares.”

This Proxy Statement and the enclosed proxy card(s) are expected to be distributed to shareholders on or about March     , 2013, or as soon as practicable thereafter.  A copy of the Proxy Statement is available on the Fund’s website at www.RoxburyFunds.com.  The solicitation of proxies will occur principally by mail, but proxies may also be solicited by telephone, facsimile, internet or personal interview.

The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, facsimile or telegraph, will be paid by the Adviser.

A proxy card is enclosed with respect to the Shares you own in the Fund.  If you return a properly executed proxy card, the Shares represented by it will be voted at the Meeting in accordance with the instructions thereon.  Each full Share is entitled to one vote and each fractional Share to a proportionate fractional vote.  If you do not expect to be present at the Meeting and wish your Shares to be voted, please complete the enclosed proxy card and mail it in the enclosed reply envelope.

Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation, by the execution of a later-dated proxy, or by attending the Meeting and voting in person.

For free copies of the Fund’s annual report for the fiscal year ended June 30, 2012 and semi-annual report for the six-month period ended December 31, 2012, write to Foreside Fund Services, LLC (the “Distributor”), 3 Canal Plaza, Suite 100, Portland, Maine 04101, call (800) 497-2960 or obtain copies on the website of The Roxbury Funds at www.RoxburyFunds.com.

PROPOSAL

APPROVAL OF AN INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN
 ROXBURY CAPITAL MANAGEMENT, LLC AND HOOD RIVER CAPITAL MANAGEMENT LLC WITH RESPECT TO THE ROXBURY SMALL-CAP GROWTH FUND

At the Meeting, shareholders of the Fund will be asked to approve an investment sub-advisory agreement (the “Sub-Advisory Agreement”) between Roxbury and Hood River Capital Management LLC (“Hood River”) with respect to the Fund.

Currently, Roxbury serves as the Fund’s investment adviser and there is no sub-adviser.  The Fund is currently managed by portfolio managers located in Roxbury’s Portland, Oregon, office.  Those portfolio managers, Robert C. Marvin, Brian P. Smoluch and David G. Swank, together with certain other investors, have formed Hood River, a new asset management firm that is registered with the Securities and Exchange Commission (the “Transaction”).  Roxbury owns an approximately 35% interest in Hood River.  It is expected that the Fund’s portfolio management team described above will continue to manage the Fund as supervised persons of Roxbury until shareholders approve the Sub-Advisory Agreement.

At a regular meeting of the Board of Trustees of the Trust held on December 13, 2012, Roxbury recommended that Hood River be appointed as sub-adviser to the Fund.  At that meeting, the proposed Sub-Advisory Agreement between Roxbury and Hood River was approved by a majority of the members of the Board of Trustees, as well as by a majority of those members of the Board of Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of any party to the Sub-Advisory Agreement (the “Independent Trustees”). Approval of the Sub-Advisory Agreement will not result in any change in the amount of fees you pay as a shareholder in the Fund.  In addition, the personnel currently providing services to the Fund are not expected to change as a result of the Transaction.  The Trust’s Board believes that the proposal is in the best interests of the Fund and its shareholders.

The Trust’s Board of Trustees unanimously recommends that shareholders of the Fund vote FOR the approval of the Sub-Advisory Agreement between Roxbury Capital Management, LLC and Hood River Capital Management LLC with respect to the Roxbury Small-Cap Growth Fund.

Background

The form of the Sub-Advisory Agreement is attached hereto as Exhibit A.  The material terms of the Sub-Advisory Agreement are summarized below in “Summary of the Sub-Advisory Agreement.”

If the Fund’s shareholders approve the Sub-Advisory Agreement at the Meeting, (1) Hood River will serve as the Fund’s sub-adviser under the proposed Sub-Advisory Agreement, (2) Roxbury will continue to serve as the Fund’s investment adviser, and (3) the name of the Fund will be changed to the Roxbury/Hood River Small-Cap Growth Fund.  If the proposed Sub-Advisory Agreement is not approved by the Fund’s shareholders at the Meeting, Roxbury will consider other alternatives, including the possible recommendation of another sub-adviser.

Information about the Sub-Adviser

Hood River’s direct owners are Robert C. Marvin (21.7%), Brian P. Smoluch (21.7%), David G. Swank (21.7%) and Roxbury Capital Management LLC (34.9%).

Hood River’s principal offices are located at 1 South West Columbia Street, Suite 430, Portland, Oregon 97258.  Hood River is a newly-registered investment adviser.  If shareholders of the Fund approve the Sub-Advisory Agreement and certain other investors engage Hood River to manage their assets, it is anticipated that Hood River will manage approximately $650 million of investment assets.  Hood River was established in 2012 as a Delaware limited liability company and offers investment advisory services to mutual funds, institutional accounts and individual investors.

The following table sets forth the name, position and principal occupation of the executive officers and each member of the board of Hood River as of March 1, 2013.  Each individual’s address is c/o Hood River, 1 South West Columbia Street, Suite 430, Portland, Oregon 97258.

Name	Position with the Fund	Principal Occupation with Sub-Adviser
Brian P. Smoluch	N/A	Managing Member, Portfolio Manager
David G. Swank	N/A	Member, Portfolio Manager
Robert C. Marvin	N/A	Member, Portfolio Manager
Brian C. Beh	President and Chief Compliance Officer	Chief Compliance Officer

No officer or trustee of the Trust, other than Brian C. Beh who serves as President and Chief Compliance Officer of the Trust, is an officer, trustee, employee or shareholder of Hood River.

Hood River does not serve as an adviser or sub-adviser to any other registered investment company that has an investment objective similar to that of the Fund.

Summary of the Sub-Advisory Agreement

A copy of the Sub-Advisory Agreement is attached hereto as Exhibit A.  The following description is only a summary.  You should refer to Exhibit A for the Sub-Advisory Agreement, and the description of the Sub-Advisory Agreement set forth in this Proxy Statement is qualified in its entirety by reference to Exhibit A.

Advisory Services.  As sub-adviser to the Fund, Hood River will coordinate the investment and reinvestment of the assets of the Fund and determine the composition of the assets of the Fund, subject always to the supervision and control of Roxbury and the Trustees of the Trust.  The services Hood River will provide under the Sub-Advisory Agreement include: formulating and implementing a continuous investment program for the Fund; arranging for the purchase and sale of securities and other investments as necessary to implement the investment program; providing assistance in determining the fair value of all securities and other investments and assets of the Fund; and cooperating with and providing reasonable assistance to the Adviser and the Trust’s other service providers to promote efficient exchange of information.

Brokerage.  Hood River will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions, if applicable.  Hood River is directed at all times to seek to execute transactions for the Fund (i) in accordance with any written policies, practices or procedures that may be established by the Board of Trustees or Roxbury or (ii) as described in the Fund’s prospectus and statement of additional information.  In placing any orders for the purchase or sale of investments for the Fund, Hood River shall use its best efforts to obtain for the Fund “best execution,” considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement.

Subject to the appropriate policies and procedures approved by the Board of Trustees of the Trust, Hood River may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, as amended, cause the Fund to pay a broker or dealer that provides brokerage or research services to Roxbury, Hood River and the Fund an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Hood River determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided.

Management Fees.  For investment sub-advisory services rendered to the Trust, Roxbury will pay to Hood River, out of the investment advisory fee it receives from the Trust, an annual sub-advisory fee, paid monthly, of 1.00% of the first $1 billion of the Fund’s average daily net assets, 0.95% of the next $1 billion of the Fund’s average daily net assets, and 0.90% of the Fund’s average daily net assets over $2 billion.

Duration and Termination.  The Sub-Advisory Agreement shall, if approved, continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually by the Board of Trustees of the Trust, including a majority of the Independent Trustees.  The Sub-Advisory Agreement provides that it may be terminated at any time, without the payment of any penalty, by the Board of Trustees, including a majority of the Independent Trustees, by the vote of a majority of the outstanding voting securities of the Fund, on sixty (60) days’ written notice to Roxbury and Hood River, or by Roxbury or Hood River on sixty (60) days’ written notice to the Trust and the other party.  The Sub-Advisory Agreement will automatically terminate, without the payment of any penalty, (i) in the event of its assignment, or (ii) in the event the Investment Advisory Agreement between Roxbury and the Trust is assigned or terminates for any reason.

Payment of Expenses.  The Sub-Advisory Agreement provides that Hood River will pay all expenses incurred by it in connection with its activities under the Agreement.

Limitation on Liability.  The Sub-Advisory Agreement provides that Hood River shall not be liable for any losses, claims, damages, liabilities or litigation incurred or suffered by Roxbury or the Trust as a result of any error of judgment or mistake of law by Hood River with respect to the Fund, except as a result of any willful misconduct, bad faith, reckless disregard or gross negligence of Hood River in the performance of any of its duties or obligations under the Sub-Advisory Agreement or any untrue statement of a material fact contained in the prospectus and statement of additional information, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund.

Board Approval and Recommendation

In reaching its decision to approve the Sub-Advisory Agreement, the Trustees, including all of the Independent Trustees, met at an in-person regular board meeting held on December 13, 2012.

In considering whether to approve the proposed Sub-Advisory Agreement, the Trustees considered the information provided during the Regular meeting and Executive Session, the presentations on the Fund by Roxbury and Hood River and certain additional factors described below that they deemed relevant.  This information included:  the proposed Sub-Advisory Agreement; a memorandum about Hood River, the Fund and the proposed Transaction; a draft of Hood River’s ADV Part 1 and Part 2; a copy of Hood River’s Compliance Manual, Code of Ethics and Proxy Policies, and a memorandum from the Fund Counsel on the Trustees’ fiduciary duties in connection with the proposed Sub-Advisory Agreement.

(1)                                 The nature, extent and quality of services provided by the Sub-Adviser.

The Board considered the scope and quality of services expected to be provided by Hood River, particularly the qualifications and capabilities of the personnel responsible for providing services to the Fund.  The Board considered the relationship between Roxbury and Hood River, including that Roxbury would own over a 25% interest in Hood River and Roxbury’s compliance staff would provide compliance and other administrative services to Hood River.  The Board also considered the qualifications, experience and responsibilities of the portfolio managers for the Fund which was expected to be the same team that currently manages the Fund.  On the basis of this evaluation, the Board concluded that the nature, quality and extent of services that would be provided by Hood River are expected to be satisfactory.

(2)                                 The performance of the Fund and the Sub-Adviser.

The Trustees considered the Fund’s performance as compared to its benchmark, the Russell 2000 Growth Index, for the third quarter, year-to-date, one-year, 3-year and 5-year periods ended September 30, 2012, noting that the Fund had outperformed the benchmark for each of the periods. The Trustees also considered performance information for comparable funds provided by Roxbury for which the Fund outperformed five similar funds for the one-year period, three out the five similar funds for the three-year period and four out of the five similar funds for the five-year period, all as of December 4, 2012.

(3)                                 The cost of the advisory services and the profits to the Sub-Adviser from the relationship with the Fund.

The Trustees considered the gross and net expense ratio and gross and net advisory fee comparisons of the Fund compared to other funds deemed comparable by Roxbury and Hood River.  The Fund’s advisory fee of 1.00% of the first $1 billion of the Fund’s average daily net assets, 0.95% of the next $1 billion of the Fund’s average daily net assets, and 0.90% of the Fund’s average daily net assets in excess of $2 billion would remain the same and Roxbury would pay Hood River from the advisory fee, a fee at the annual rate of 1.00% of the first $1 billion of the Fund’s average daily net assets, 0.95% of the next $1 billion of the Fund’s average daily net assets, and 0.90% of the Fund’s average daily net assets in excess of $2 billion.  The Board also considered that the Adviser’s contractual agreement to limit the total expenses for the Fund would remain the same.  On the basis of the information provided, the Board concluded that the advisory fee, sub-advisory fee and total expense ratio were reasonable and appropriate in light of the quality of the services provided to the Fund.

Since Hood River would be a newly registered investment adviser, there was no profitability analysis.  The Trustees considered the expected revenue for Hood River based on the assets that would be under management and Hood River’s expected expenses.

(4)                                 The extent to which economies of scale will be realized as the Fund grows and whether fee levels reflect those economies of scale.

The Trustees considered the extent to which economies of scale were expected to be realized relative to fee levels as the Fund’s assets grow.  The Trustees noted that the Fund’s advisory and sub-advisory fees have breakpoints.  The Trustees noted the breakpoints on the advisory fees for similar separate accounts managed by Hood River were lower than the advisory and sub-advisory breakpoints for the Fund.  Mr. Beh noted that this was because of the higher costs of managing a mutual fund as compared to a separate account.

(5)                                 Ancillary benefits and other factors.

In addition to the above factors, the Trustees also discussed other benefits to be received by Hood River from its management of the Fund, including the ability to market its advisory services for similar products in the future.

Conclusion

The Board of Trustees concluded that the fees payable under the Sub-Advisory Agreement were fair and reasonable with respect to the services that Hood River would provide, in light of the factors described above that the Board deemed relevant. The Board based its decision on an evaluation of all these factors as a whole and did not consider any one factor as all-important or controlling.  The Board considered that the Fund’s advisory fees and total annual operating expenses would remain the same and that the portfolio managers would remain the same.

Based on all of the foregoing, the Trustees unanimously recommend that shareholders of the Fund vote FOR the approval of the Sub-Advisory Agreement.

ADDITIONAL INFORMATION

Record Date.  Only shareholders of record at the close of business on March 1, 2013 (the “Record Date”) will be entitled to vote at the Meeting and at any adjournment or postponement thereof.  As of the Record Date, there were 2,923,545.450 shares of the Fund issued and outstanding.

Required Vote and Voting Information.  The approval of the Sub-Advisory Agreement described above requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act), which means the lesser of (1) the holders of 67% or more of the Shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding Shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding Shares of the Fund (the “1940 Act voting requirement”).

Under the Fund’s Amended and Restated Agreement and Declaration of Trust, the presence in person or by proxy of the holders of 40% of the Shares entitled to vote shall constitute a quorum for the transaction of business at the Meeting.  However, more than 50% of such Shares must be represented at the meeting in order to satisfy the 1940 Act voting requirement.  For purposes of determining the presence of a quorum, abstentions and broker “non-votes” will be treated as Shares that are present but that have not been voted.  Broker “non-votes” are proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote Shares on a particular matter with respect to which the brokers or nominees do not have discretionary power.  Abstentions and broker non-votes do not constitute a vote “FOR” and effectively result in a vote “AGAINST” the Proposal.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the Sub-Advisory Agreement are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Meeting to permit the further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those Shares affected by the adjournment that are represented at the Meeting in person or by proxy.  The persons named as proxies will vote those proxies which they are entitled to vote FOR the Proposal in favor of such adjournments, and will vote those proxies required to be voted AGAINST the Proposal against any such adjournment.  The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Other Matters.  No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to adjournment of the Meeting, the persons named as proxies will vote thereon in their discretion according to their best judgment in the interests of the Fund and its shareholders.

Principal Holders of the Fund’s Shares.  The record or beneficial owners of more than 5% of the outstanding Shares of the Fund as of the Record Date are as follows:

Name and Address of Owner	Number of Shares	Percentage of Fund
NFS F/B/O Northern Trust FBO 22-81645 499 Washington Blvd. Jersey City, NJ 07310	1,598,872.887	54.69

SEI Private Trust Company c/o M&T Bank, ID 337 Attn: Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456	351,714.750	12.03

Name and Address of Owner	Number of Shares	Percentage of Fund
SEI Private Trust Co. c/o Sun Trust Bank/WTC One Freedom Valley Drive Oaks, PA 19456	298,248.327	10.20

Security Ownership of Management.  As of the Record Date, the Trust’s Trustees and Officers as a group owned less than 1% of the outstanding Shares of the Fund.

Administrator and Distributor.  BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), located at 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as the Trust’s Administrator.  Foreside Funds Services, LLC (the “Distributor”), located at 3 Canal Plaza, Suite 100, Portland, Maine 04101, serves as the Trust’s underwriter.

Procedures for Shareholder Communications with the Board.  The Trust’s Board of Trustees will receive and review written correspondence from shareholders.  Shareholders may address correspondence to individual Trustees or to the full Board at the Trust’s principal business address.  The Board or an individual Trustee will respond to shareholder correspondence in a manner that the Board or Trustee deems appropriate given the subject matter of the particular correspondence.

Shareholder Proposals.  The Trust does not intend to hold meetings of shareholders except to the extent that such meetings may be required under the 1940 Act or state law.  Under the Trust’s By-Laws, shareholders owning in the aggregate 10% of the outstanding Shares of all classes of the Trust have the right to call a meeting of shareholders to consider the removal of one or more Trustees.  Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should submit their written proposals to the Trust at its principal office within a reasonable time before such meeting.  The timely submission of a proposal does not guarantee its consideration at the meeting.

Dated:  March     , 2013

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE.  NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Exhibit A

INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT, dated as of                       ,       , 2013 by and between Roxbury Capital Management LLC, a limited liability company organized under the laws of the State of Delaware (the “Adviser”), and Hood River Capital Management LLC, a limited liability company organized under the laws of the State of Delaware (the “Sub-Adviser”).

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

WHEREAS, the Adviser has entered into an investment advisory agreement (the “Investment Advisory Agreement”) with The Roxbury Funds (the “Trust”) an investment company registered under the Investment Company Act of 1940, as amended (“Investment Company Act”);

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act;

WHEREAS, the Board of Trustees of the Trust and the Adviser desire to retain the Sub-Adviser to render investment advisory and other services to the portfolio(s) specified in Appendix A hereto, each a series of the Trust (each a “Portfolio” and collectively, the “Portfolios”), in the manner and on the terms hereinafter set forth;

WHEREAS, the Adviser has the authority under the Investment Advisory Agreement with the Trust to select advisers for each Portfolio of the Trust; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and each Portfolio;

NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, and intending to be legally bound hereby, the Adviser and the Sub-Adviser agree as follows:

1.                                      APPOINTMENT OF THE SUB-ADVISER

The Adviser hereby appoints the Sub-Adviser to act as an investment adviser for each Portfolio, subject to the supervision and oversight of the Adviser and the Trustees of the Trust, and in accordance with the terms and conditions of this Agreement.  The Sub-Adviser will be an independent contractor and will have no authority to act for or represent the Trust or the Adviser in any way or otherwise be deemed an agent of the Trust or the Adviser except as expressly authorized in this Agreement or another writing by the Trust, the Adviser and the Sub-Adviser.

2.                                      ACCEPTANCE OF APPOINTMENT

The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

The assets of each Portfolio will be maintained in the custody of a custodian (who shall be identified by the Adviser in writing).  The Sub-Adviser will not have custody of any securities, cash or other assets of the Portfolio and will not be liable for any loss resulting from any act or omission of the custodian other than acts or omissions arising in reliance on instructions of the Sub-Adviser.

3.                                      SERVICES TO BE RENDERED BY THE SUB-ADVISER TO THE TRUST

A.                                    As investment adviser to each Portfolio, the Sub-Adviser will coordinate the investment and reinvestment of the assets of the Portfolio and determine the composition of the assets of the Portfolio, subject always to the supervision and control of the Adviser and the Trustees of the Trust.

B.                                    As part of the services it will provide hereunder, the Sub-Adviser will:

(i)                                     obtain and evaluate, to the extent deemed necessary and advisable by the Sub-Adviser in its discretion, pertinent economic, statistical, financial, and other information affecting the economy generally and individual companies or industries, the securities of which are included in the Portfolio or are under consideration for inclusion in the Portfolio;

(ii)                                  formulate and implement a continuous investment program for the Portfolio;

(iii)                               take whatever steps are necessary to implement the investment program for the Portfolio by arranging for the purchase and sale of securities and other investments, including issuing directives to the administrator of the Trust as necessary for the appropriate implementation of the investment program of the Portfolio;

(iv)                              keep the Trustees of the Trust and the Adviser fully informed in writing on an ongoing basis as agreed by the Adviser and the Sub-Adviser of all material facts concerning the investment and reinvestment of the assets in the Portfolio, the Sub-Adviser and its key investment personnel and operations, make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Adviser or the Trustees of the Trust and the Sub-Adviser will attend meetings with the Adviser and/or the Trustees, as reasonably requested, to discuss the foregoing;

(v)                                 in accordance with procedures and methods established by the Trustees of the Trust, which may be amended from time to time, provide assistance in determining the fair value of all securities and other investments/assets in the Portfolio, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Sub-Adviser for each security or other investment/asset in the Portfolio for which market prices are not readily available;

(vi)                              provide any and all material composite performance information, records and supporting documentation about accounts the Sub-Adviser manages, if appropriate, which are relevant to the Portfolio and that have investment objectives, policies, and strategies substantially similar to those employed by the Sub-Adviser in managing the Portfolio that may be reasonably necessary, under applicable laws, to allow the Portfolio or its agent to present information concerning the Sub-Adviser’s prior performance in the Trust’s Prospectus and SAI (as hereinafter defined) and any permissible reports and materials prepared by the Portfolio or its agent; and

(vii)                           cooperate with and provide reasonable assistance to the Adviser, the Trust’s administrator, the Trust’s custodian and foreign custodians, the Trust’s transfer agent and pricing agents and all other agents and representatives of the Trust and the Adviser, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust and the Adviser, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

C.                                    In furnishing services hereunder, the Sub-Adviser shall be subject to, and shall perform in accordance with the following:  (i) the Trust’s Agreement and Declaration of Trust, as the same may be hereafter modified and/or amended from time to time (“Trust Declaration”); (ii) the By-Laws of the Trust, as the same may be hereafter modified and/or amended from time to time (“By-Laws”); (iii) the currently effective Prospectus and Statement of Additional Information of the Trust relating to the Portfolio(s) filed with the Securities and Exchange Commission (“SEC”) and delivered to the Sub-Adviser, as the same may be hereafter modified, amended and/or supplemented (“Prospectus and SAI”); (iv) the Investment Company Act and the Advisers Act and the rules under each, and all other federal and state laws or regulations applicable to the Trust and the Portfolio(s); (v) the Trust’s Compliance Manual and other policies and procedures adopted from time to time by the Board of Trustees of the Trust; and (vi) the written instructions of the Adviser.  Prior to the commencement of the Sub-Adviser’s services hereunder, the Adviser shall provide the Sub-Adviser with current copies of the Trust Declaration, By-Laws, Prospectus and SAI, Compliance Manual and other relevant policies and procedures that are adopted by the Board of Trustees.  The Adviser undertakes to provide the Sub-Adviser with copies or other written notice of any amendments, modifications or supplements to any such above-mentioned document.

D.                                    In furnishing services hereunder, the Sub-Adviser will not consult with any other adviser to (i) the Portfolio, (ii) any other Portfolio of the Trust or (iii) any other investment company under common control with the Trust concerning transactions of the Portfolio in securities or other assets.  (This shall not be deemed to prohibit the Sub-Adviser from consulting with any of its affiliated persons concerning transactions in securities or other assets.  This shall also not be deemed to prohibit the Sub-Adviser from consulting with any of the other covered advisers concerning compliance with paragraphs a and b of Rule 12d3-1 under the Investment Company Act.)

E.                                     The Sub-Adviser, at its expense, will furnish:  (i) all necessary facilities (including office space, furnishings, and equipment) and personnel, including salaries, expenses and fees of any personnel required for them to faithfully perform their duties under this Agreement; and (ii) administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser’s duties under this Agreement.

F.                                      The Sub-Adviser will select brokers and dealers to effect all portfolio transactions subject to the conditions set forth herein.  The Sub-Adviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions, if applicable.  The Sub-Adviser is directed at all times to seek to execute transactions for each Portfolio (i) in accordance with any written policies, practices or procedures that may be established by the Board of Trustees or the Adviser from time to time and which have been provided to the Sub-Adviser or (ii) as described in the Trust’s Prospectus and SAI.  In placing any orders for the purchase or sale of investments for each Portfolio, in the name of the Portfolio or its nominees, the Sub-Adviser shall use its best efforts to obtain for the Portfolio “best execution,” considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement.  In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the Investment Company Act, the Advisers Act and the rules under each, and all other federal and state laws or regulations applicable to the Trust and the Portfolio.

G.                                    Subject to the appropriate policies and procedures approved by the Board of Trustees, the Sub-Adviser may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, as amended (“Exchange Act”) cause each Portfolio to pay a broker or dealer that provides brokerage or research services to the Adviser, the Sub-Adviser and the Portfolio an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Sub-Adviser’s overall responsibilities to the Portfolio or its other advisory clients.  To the extent authorized by Section 28(e) and the Trust’s Board of Trustees, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.  Subject to seeking best execution, the Board of Trustees or the Adviser may direct the Sub-Adviser to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Trust is required to pay or for which the Trust is required to arrange payment.

H.                                   On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio(s) as well as other clients of the Sub-Adviser, the Sub-Adviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution.  Allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner which the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to each Portfolio and to its other clients over time.  The Adviser agrees that the Sub-Adviser and its affiliates may give advice and take action in the performance of their duties with respect to any of their other clients that may differ from advice given, or the timing or nature of actions taken, with respect to the Portfolio.  The Adviser also acknowledges that the Sub-Adviser and its affiliates are fiduciaries to other entities, some of which have the same or similar investment objectives (and will hold the same or similar investments) as the Portfolio, and that the Sub-Adviser will carry out its duties hereunder together with its duties under such relationships.  Nothing in this Agreement shall be deemed to confer upon the Sub-Adviser any obligation to purchase or to sell or to recommend for purchase or sale for the Portfolio any investment that the Sub-Adviser, its affiliates, officers or employees may purchase or sell for its or their own account or for the account of any client, if in the sole and absolute discretion of the Sub-Adviser it is for any reason impractical or undesirable to take such action or make such recommendation for the Portfolio.

I.                                        The Sub-Adviser will maintain all accounts, books and records with respect to each Portfolio as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act and Advisers Act and the rules thereunder and shall file with the SEC all forms pursuant to Section 13 of the Exchange Act, with respect to its duties as are set forth herein.

J.                                        The Sub-Adviser will, unless and until otherwise directed by the Adviser or the Board of Trustees, exercise all rights of security holders with respect to securities held by each Portfolio, including, but not limited to:  voting proxies, converting, tendering, exchanging or redeeming securities; acting as a claimant in class action litigation (including litigation with respect to securities previously held); and exercising rights in the context of a bankruptcy or other reorganization.

4.                                      COMPENSATION OF SUB-ADVISER

The Adviser will pay the Sub-Adviser an advisory fee with respect to each Portfolio as specified in Appendix B to this Agreement.  Payments shall be made to the Sub-Adviser on or about the fifth day of each month, and calculated by applying a daily rate, based on the annual percentage rates as specified in the appropriate Schedule, to the assets.  The fee shall be based on the average daily net assets for the month involved.  Except as may otherwise be prohibited by law or regulation (including, without limitation, any then current SEC staff interpretation), the Sub-Adviser may, in its discretion and from time to time, waive all or any portion of its advisory fee.

5.                                      LIABILITY AND INDEMNIFICATION

A.                                    Except as may otherwise be provided by the Investment Company Act or any other federal securities law, neither the Sub-Adviser nor any of its officers, members or employees (its “Affiliates”) shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser or the Trust as a result of any error of judgment or mistake of law by the Sub-Adviser or its Affiliates with respect to each Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Sub-Adviser or its Affiliates for, and the Sub-Adviser shall indemnify and hold harmless the Trust, the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended (“1933 Act”)) (collectively, “Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, or common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio or the omission to state therein a material fact known to the Sub-Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser Indemnitees (as defined below) for use therein.

B.                                    Except as may otherwise be provided by the Investment Company Act or any other federal securities law, the Adviser and the Trust shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Sub-Adviser as a result of any error of judgment or mistake of law by the Adviser with respect to each Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Adviser shall indemnify and hold harmless the Sub-Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Sub-Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Sub-Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio(s) or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser or the Trust.

6.                                      REPRESENTATIONS OF THE ADVISER

The Adviser represents, warrants and agrees that:

A.                                    The Adviser has been duly authorized by the Board of Trustees of the Trust to delegate to the Sub-Adviser the provision of investment services to each Portfolio as contemplated hereby.

B.                                    The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and will provide the Sub-Adviser with a copy of such code of ethics.

C.                                    The Adviser is currently in material compliance and shall at all times continue to materially comply with the requirements imposed upon the Adviser by applicable law and regulations.

D.                                    The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) to the best of its knowledge, has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as investment manager of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise.  The Adviser will also promptly notify the Sub-Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolio(s), provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

E.                                     The execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which the Adviser or any of its affiliates are a party.

7.                                      REPRESENTATIONS OF THE SUB-ADVISER

The Sub-Adviser represents, warrants and agrees as follows:

A.                                    The Sub-Adviser is currently in material compliance and shall at all times continue to materially comply with the requirements imposed upon the Sub-Adviser by applicable law and regulations.

B.                                    The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise.  The Sub-Adviser will also promptly notify each Portfolio and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolio(s), provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

C.                                    The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and Rule 204A-1 under the Advisers Act and will provide the Adviser and the Board with a copy of such code of ethics, together with evidence of its adoption.  Within forty-five days of the end of the last calendar quarter of each year that this Agreement is in effect, and as otherwise requested, the president, Chief Compliance Officer or a vice-president of the Sub-Adviser shall certify to the Adviser that the Sub-Adviser has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of the Sub-Adviser’s code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation.  Upon the written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and Rule 204A-1(b) and all other records relevant to the Sub-Adviser’s code of ethics.

D.                                    The Sub-Adviser has provided the Trust and the Adviser with a copy of its Form ADV Part 1 and Part 2, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments to the Trust and the Adviser at least annually.  Such amendments shall reflect all changes in the Sub-Adviser’s organizational structure, professional staff or other significant developments affecting the Sub-Adviser, as required by the Advisers Act.

E.                                     The Sub-Adviser will notify the Trust and the Adviser of any assignment of this Agreement or change of control of the Sub-Adviser, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Portfolio(s) or senior management of the Sub-Adviser, in each case prior to or promptly after, such change.  The Sub-Adviser agrees to bear all reasonable expenses of the Trust, if any, arising out of an assignment or change in control.

F.                                      The Sub-Adviser will promptly notify the Adviser of any financial condition that is likely to impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement.

G.                                    The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

H.                                   The execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which the Sub-Adviser or any of its affiliates are a party.

8.                                      NON-EXCLUSIVITY

The services of the Sub-Adviser to the Adviser, the Portfolio(s) and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others and to engage in other activities.  It is understood and agreed that the directors, officers, and employees of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation.

9.                                      SUPPLEMENTAL ARRANGEMENTS

The Sub-Adviser may from time to time employ or associate itself with any person it believes to be particularly suited to assist it in providing the services to be performed by such Sub-Adviser hereunder, provided that no such person shall perform any services with respect to the Portfolio(s) that would constitute an assignment or require a written advisory agreement pursuant to the Investment Company Act.  Any compensation payable to such persons shall be the sole responsibility of the Sub-Adviser, and neither the Adviser nor the Trust shall have any obligations with respect thereto or otherwise arising under the Agreement.

10.                               REGULATION

The Sub-Adviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports, or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

11.                               RECORDS

The records relating to the services provided under this Agreement shall be the property of the Trust and shall be under its control; however, the Trust shall furnish to the Sub-Adviser such records and permit it to retain such records (either in original or in duplicate form) as it shall reasonably require in order to carry out its business.  In the event of the termination of this Agreement, such other records shall promptly be returned to the Trust by the Sub-Adviser free from any claim or retention of rights therein, provided that the Sub-Adviser may retain any such records that are required by law or regulation.  The Adviser and the Sub-Adviser shall keep confidential any information obtained in connection with its duties hereunder and disclose such information only if the Trust has authorized such disclosure or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, or otherwise required by law.

12.                               DURATION OF AGREEMENT

This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved:  (i) by a vote of a majority of those trustees of the Trust who are not “interested persons” (as defined in the Investment Company Act) of any party to this Agreement (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Portfolio’s outstanding securities.  This Agreement shall continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually by the Board of Trustees provided that in such event such continuance shall also be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval.

13.                               TERMINATION OF AGREEMENT

This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees, including a majority of the Independent Trustees, by the vote of a majority of the outstanding voting securities of the Portfolio, on sixty (60) days’ written notice to the Adviser and the Sub-Adviser, or by the Adviser or Sub-Adviser on sixty (60) days’ written notice to the Trust and the other party.  This Agreement will automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in the Investment Company Act), or (ii) in the event the Investment Advisory Agreement between the Adviser and the Trust is assigned (as defined in the Investment Company Act) or terminates for any other reason.  This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this

Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

14.                               USE OF THE SUB-ADVISER’S NAME

The parties agree that the name of the Sub-Adviser, the names of any affiliates of the Sub-Adviser and any derivative or logo or trademark or service mark or trade name are the valuable property of the Sub-Adviser and its affiliates.  The Adviser and the Trust shall have the right to use such name(s), derivatives, logos, trademarks or service marks or trade names only with the prior written approval of the Sub-Adviser, which approval shall not be unreasonably withheld or delayed so long as this Agreement is in effect.

Upon termination of this Agreement, the Adviser and the Trust shall forthwith cease to use such name(s), derivatives, logos, trademarks or service marks or trade names.  The Adviser and the Trust agree that they will review with the Sub-Adviser any advertisement, sales literature, or notice prior to its use that makes reference to the Sub-Adviser or its affiliates or any such name(s), derivatives, logos, trademarks, service marks or trade names so that the Sub-Adviser may review the context in which it is referred to, it being agreed that the Sub-Adviser shall have no responsibility to ensure the adequacy of the form or content of such materials for purposes of the Investment Company Act or other applicable laws and regulations.  If the Adviser or the Trust makes any unauthorized use of the Sub-Adviser’s names, derivatives, logos, trademarks or service marks or trade names, the parties acknowledge that the Sub-Adviser shall suffer irreparable harm for which monetary damages may be inadequate and thus, the Sub-Adviser shall be entitled to injunctive relief, as well as any other remedy available under law.

15.                               AMENDMENTS TO THE AGREEMENT

Except to the extent permitted by the Investment Company Act or the rules or regulations thereunder or pursuant to exemptive relief granted by the SEC, this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Portfolio (unless such approval is not required by Section 15 of the Investment Company Act as interpreted by the SEC or its staff or unless the SEC has granted an exemption from such approval requirement) and by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval.  The required shareholder approval shall be effective with respect to the Portfolio if a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of any other Portfolio affected by the amendment or all the Portfolios of the Trust.

16.                               ASSIGNMENT

Any assignment (as that term is defined in the Investment Company Act) of the Agreement made by the Sub-Adviser shall result in the automatic termination of this Agreement, as provided in Section 13 hereof.  Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of such Sub-Adviser except as may be provided to the contrary in the Investment Company Act or the rules or regulations thereunder.  The Sub-Adviser agrees that it will notify the Trust and the Adviser of any changes in its key employees within a reasonable time thereafter.

17.                               ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties with respect to each Portfolio.

18.                               HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

19.                               NOTICES

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the address listed below of each applicable party in person or by registered or certified mail or a private mail or delivery service providing the sender with notice of receipt or such other address as specified in a notice duly given to the other parties.  Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

For:                          Roxbury Capital Management LLC

6001 Shady Oak Road

Suite 200

Minnetonka, MN 55343

Attn:  Brian C. Beh

For:                          Hood River Capital Management LLC

1 South West Columbia Street

Suite 430

Portland, Oregon, OR 97258

Attn:  Brian P. Smoluch

20.                               SEVERABILITY

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

21.                               TRUST AND SHAREHOLDER LIABILITY

The Adviser and the Sub-Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust Declaration and agree that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series, the obligations hereunder shall be limited to the respective assets of the Portfolio.  The Adviser and the Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Portfolio(s), nor from the Trustees or officers, or from any individual Trustee or officer of the Trust.

22.                               GOVERNING LAW

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, without reference to conflict of law or choice of law doctrines, or any of the applicable provisions of the Investment Company Act.  To the extent that the laws of the State of Delaware, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

23.                               INTERPRETATION

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the Investment Company Act.  Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment,” and “affiliated persons,” as used herein shall have the meanings assigned to them by Section 2(a) of the Investment Company Act.  In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

24.                               THIRD-PARTY BENEFICIARY

The Adviser and Sub-Adviser expressly agree that the Trust shall be deemed an intended third-party beneficiary of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

ROXBURY CAPITAL MANAGEMENT LLC	HOOD RIVER CAPITAL MANAGEMENT LLC

By:	By:
Name:	Name:
Title:	Title:

APPENDIX A

TO

INVESTMENT SUB-ADVISORY AGREEMENT

Roxbury/Hood River Small-Cap Growth Fund

APPENDIX B

TO

INVESTMENT SUB-ADVISORY AGREEMENT

Portfolio	Annual Fee as a Percentage of Average Daily Net Assets (“Assets”)

Roxbury/Hood River Small-Cap Growth Fund	1.00% of the Portfolio’s first $1 billion of Assets; 0.95% of the Portfolio’s next $1 billion of Assets; and 0.90% of the Portfolio’s Assets over $2 billion.

VOTE THIS PROXY CARD TODAY

THE ROXBURY FUNDS

6001 SHADY OAK ROAD, SUITE 200

MINNETONKA, MINNESOTA 53343

ROXBURY SMALL-CAP GROWTH FUND

SPECIAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE ROXBURY FUNDS (THE “TRUST”) FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS OF THE ROXBURY SMALL-CAP GROWTH FUND TO BE HELD ON APRIL 30, 2013 AT 11:00 A.M. (CENTRAL TIME) AT THE OFFICES OF THE TRUST, 6001 SHADY OAK ROAD, SUITE 200, MINNETONKA, MINNESOTA 53343.

The undersigned hereby appoints Brian C. Beh and Becky Krulik, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-referenced Special Meeting of Shareholders, and at all adjournments thereof, all shares of beneficial interest of the Fund held of record by the undersigned on the record date for the Special Meeting, upon the following matter, and at their discretion upon any other matter which may properly come before the Special Meeting.

THIS PROXY WILL BE VOTED AS SPECIFIED ON REVERSE WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.  IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

Date

Signature	(Sign in the Box)

Please sign above exactly as name(s) appear(s) hereon. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized officer. Each joint owner should sign personally. When signing as a fiduciary, please give full title as such.

PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD

IN THE ENCLOSED POSTAGE-PAID ENVELOPE TODAY

Please fill in box as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders of the Roxbury Small-Cap Growth Fund and the Proxy Statement dated March     , 2013.

1. Approval of a proposed investment sub-advisory agreement between Roxbury Capital Management, LLC and Hood River Capital Management, LLC with respect to the Roxbury Small-Cap Growth Fund.	FOR ☐	AGAINST ☐	ABSTAIN ☐

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.